UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 20, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022               31-1227808
--------                              -------               ----------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4. - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

On April 20, 2006, the Company was notified by its independent accountant, Crowe Chizek and Company, LLC ("Crowe Chizek"), that it would be resigning as the Company's independent accountant, effective upon completion of the Form 10-Q for first quarter of fiscal 2006.

Crowe Chizek audited the Company's financial statements for its two most recent fiscal years ended January 5, 2006. Crowe Chizek's reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended January 5, 2006, there was no disagreement between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years ended January 5, 2006 and during the subsequent period through the date hereof, the Company did not have any reportable events as described under Item 304 (a)(1)(iv) of Regulation S-K except for the existence of material weaknesses in the Company's internal control over financial reporting as disclosed by the Company at January 5, 2005 and January 5, 2006 and concurred with by Crowe Chizek. See Item 9A in Part II of the Company's Form 10-K/A for the fiscal year ended January 5, 2005, filed May 5, 2005, and Item 9A in Part II of the Company's Form 10-K for the fiscal year ended January 5, 2006 for a description of the material weaknesses.

Crowe Chizek has been provided a copy of this Form 8-K with respect to the aforesaid disclosure and has been provided a letter addressed to the Securities and Exchange Commission agreeing with the statements contained herein. Crowe Chizek's letter is attached hereto as Exhibit 16.1.

SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial statements and Exhibits

(d)  Exhibits

        16.1    Letter from Crowe Chizek and Company, LLC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POMEROY IT SOLUTIONS, INC.
                                     --------------------------


Date:  April 25, 2006                  By:  /s/ Kevin G. Gregory


                                    --------------------------------------------
                                       Kevin G. Gregory, Chief Financial Officer